Exhibit 10.5

                       First Amendment to Loan and Security Agreement
                                between FFP Partners, L.P.,
                               FFP Operating Partners, L.P.,
                                    Direct Fuels, L.P.,
                                FFP Marketing Company, Inc.,
                                         and
                                 HSBC Business Loans, Inc.,
                    dated March 12, 1999, effective as of June 30, 1998

                       FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

   THIS FIRST AMENDMENT TO LOAN AGREEMENT ( "First Amendment") is made as of March 12, 1999, by and among FFP Partners, L.P., a Delaware limited partnership ("FFPP"), FFP Operating Partners, L.P., a Delaware limited partnership ("FFPO"), Direct Fuels, L.P., a Texas limited partnership ("Direct Fuels"), FFP Marketing Company, Inc., a Texas corporation ("FFPMC", together with FFPP, FFPO and Direct Fuels, the "Debtors"; each a "Debtor"), and HSBC Business Loans, Inc. ("Secured Party"). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Original Loan Agreement (defined below).

   FFPP, FFPO, Direct Fuels and Secured Party are party to that certain Loan and Security Agreement dated as of October 31, 1997 (the "Original Loan Agreement"; as amended by this First Amendment, the "Loan Agreement"), providing for a revolving line of credit and a term loan. The Debtors and Secured Party have agreed, upon the following terms and conditions, to amend the Loan Agreement to provide for, among other things, the replacement and substitution of FFPP as an obligor under the Loan Agreement with FFPMC. Accordingly, for adequate and sufficient consideration, the undersigned parties hereto agree as follows:

   1. AMENDMENTS. The Loan Agreement is amended as follows:

   FFPMC is hereby made a party to the Loan Agreement, as if an original signatory thereto, in full substitution and replacement for FFPP. FFPMC hereby agrees to perform and to be bound by all applicable obligations, and to be subject to any and all liabilities of FFPP, under the Loan Agreement. FFPP is hereby released from its applicable obligations, and any and all liabilities assumed by FFPMC on behalf of FFPP in accordance with the terms herein, under the Loan Agreement. Any and all outstanding loans (principal and any interest accrued thereon) extended to FFPP under the Original Loan Agreement shall hereby be deemed transferred and assigned in full to FFPMC.

   Any and all references to FFP Partners, L.P. or FFPP in the Original Loan Agreement shall hereby refer to FFP Marketing Company, Inc. and FFPMC, respectively. Any and all references to FFP Partners Management Company in the Original Loan Agreement shall hereby refer to FFP Operating LLC.

   2. GUARANTY OF FFP OPERATING LLC. To induce Secured Party to enter into this First Amendment, FFPMC shall cause FFP Operating LLC to execute an Unlimited Corporate Guaranty in favor of Secured Party in form and substance substantially similar to that certain Unlimited Corporate Guaranty of FFP Partners Management Company, Inc., dated as of October 31, 1997, executed in favor of Secured Party (the "FFP Management Guaranty"). Upon execution and delivery of such guaranty by FFP Operating LLC to Secured Party, Secured Party hereby agrees that the FFP Management Guaranty shall be deemed terminated and of no further consequence or effect.

   3. COLLATERAL ASSIGNMENT OF NOTE AND SECURITY. To further induce Secured Party to enter into this First Amendment, release the obligations of FFPP under the Original Loan Agreement and secure the obligations of Debtors under the Loan Agreement, FFPO shall collaterally assign to Secured Party FFPO's entire interest in that certain Real Estate Lien Note, dated as of June 30, 1998, executed by FFP Properties, L.P., a Texas limited partnership, in the original principal amount of $14,773,000.00, together with all liens, deeds of trust, rights, title, equities and interests securing the same pursuant to a Collateral Assignment of Note and Security in the form attached as Exhibit A hereto.

   4. CONDITIONS PRECEDENT. Notwithstanding any provision to the contrary herein, this First Amendment shall be effective upon the condition that the Debtors deliver to Secured Party, in form and substance acceptable to Secured Party, each of the items set forth on Schedule A attached hereto.

   5. RATIFICATIONS. To induce Secured Party to enter into this First Amendment, each Debtor: (a) ratifies and confirms all provisions of the Transaction Documents as amended by this First Amendment; (b) ratifies and confirms that all guaranties (other than the FFP Management Guaranty), assurances, and Security Interests (other than any security interests assigned from FFPP to FFPMC in connection with this First Amendment) granted, conveyed, or assigned to Secured Party under the Transaction Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this First Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations under the Loan Agreement, including, without limitation, the Term Loan; and (c) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents, and certificates as Secured Party may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Security Interests.

   6. REPRESENTATIONS. To induce Secured Party to enter into this First Amendment, each Debtor represents and warrants to Secured Party that as of the date of this First Amendment: (a) each Debtor has all requisite authority and power to execute, deliver, perform its obligations under this First Amendment, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any tribunal, do not violate any of its organizational documents, or violate any law applicable to it or any material agreement to which it or its assets are bound; (b) this First Amendment constitutes the legal, valid and binding obligation of each Debtor, enforceable against it in accordance with the terms herein except as such enforceability may be limited by applicable bankruptcy, and insolvency laws, laws affecting creditor's rights generally, and general principles of equity; (c) each Debtor's most recently delivered financial statements: (i) to the best of each Debtor's knowledge, have been prepared in accordance with GAAP; and (ii) present fairly, in all material respects, the financial condition, results of operations, and cash flows of such Debtor and its Consolidated Subsidiaries as of the date thereof; and, except for transactions directly related to, specifically contemplated or permitted by the Transaction Documents as modified by this First Amendment, no material adverse changes have occurred in any such Debtor's or its Consolidated Subsidiaries' financial condition since such date; (d) all other representations and warranties in the Transaction Documents are true and correct in all material respects, except to the extent that: (i) any of them speak to a different specific date; or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement; and (e) no Event of Default exists, and no event or condition, which with the giving of notice or lapse of time, would constitute an Event of Default exists, other than those previously disclosed to Secured Party.

    7. EXPENSES. Debtors shall pay all costs, fees, and expenses paid or incurred by Secured Party incident to this First Amendment, including, without limitation, the reasonable fees and expenses of Secured Party's counsel in connection with the negotiation, preparation, delivery, and execution of this First Amendment and any related documents.

   8. MISCELLANEOUS. All references in the Transaction Documents to the "Loan Agreement" or "Agreement" refer to the Loan Agreement as amended by this First Amendment. This First Amendment is a "Transaction Document" referred to in the Loan Agreement; therefore, the provisions relating to Transaction Documents in Sections 1 and 14 are incorporated in this document by reference. Except as specifically amended and modified in this First Amendment, the Loan Agreement is unchanged and continues in full force and effect. This First Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. This First Amendment binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to Section 14.8 of the Original Loan Agreement. THIS FIRST AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES IN RESPECT OF THE MATTERS COVERED BY THE TRANSACTION DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      EXECUTED effective as of June 30, 1998.


SECURED PARTY:                      HSBC BUSINESS LOANS, INC.



                                    By: /s/Lou Maslowe
                                        Lou Maslowe
                                        Vice President




DEBTORS:                            FFP PARTNERS, L.P.

                                    By:   FFP Real Estate Trust,
                                          its General Partner


                                          By:/s/Craig Scott
                                             Craig Scott
                                             Vice President


                                    FFP OPERATING PARTNERS, L.P.

                                    By:   FFP Operating LLC,
                                          its General Partner


                                          By:/s/ Craig Scott
                                             Craig Scott
                                             Vice President


                                    DIRECT FUELS, L.P.

                                    By:   Direct Fuels Management Company, Inc.,
                                          its General Partner


                                          By:/s/ Craig Scott
                                             Craig Scott
                                             Vice President


                                    FFP MARKETING COMPANY, INC.


                                    By:/s/ Craig Scott
                                       Craig Scott
                                       Vice President




                                 Schedule A

                             Closing Documents

   1. First Amendment duly executed, together with all schedules and exhibits

   2. Term Note duly executed by FFPO, Direct Fuels and FFPMC, payable to the order of Secured Party

   3. Unlimited Corporate Guaranty of FFP Operating LLC executed in favor of Secured Party

   4. Collateral Assignment of Note and Security executed by FFPO in favor of Secured Party

   5. UCC-1 Financing Statements of FFPMC

   6. Depository Account Agreement in form and substance acceptable to Secured Party

   7. Officer's Certificates and other relevant authority documents for each of FFPP, FFPO, Direct Fuels, FFPMC and FFP Operating LLC in form and substance acceptable to Secured Party

   8. Legal opinion of Borrower's counsel in form and substance acceptable to Secured Party




                                   Exhibit A
                 to First Amendment to Loan and Security Agreement

                    COLLATERAL ASSIGNMENT OF NOTE AND SECURITY

   THAT FFP OPERATING PARTNERS, L.P., a Delaware limited liability partnership whose address is 2801 Glenda Avenue, Fort Worth, Texas 76117 ("Debtor"), for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby ASSIGNS, TRANSFERS AND CONVEYS to HSBC BUSINESS LOANS, INC. ("Secured Party"), whose address is 12655 N. Central Expressway, Suite 300, Dallas, Texas 75243, that certain Real Estate Lien Note ("Note") in the original principal amount of $14,773,000.00, dated as of June 30, 1998, executed by FFP Properties, L.P., a Texas limited partnership, ("Maker"), and payable to the order of Debtor, together with all liens, rights, titles, equities and interests securing the same, including, without limitation, the Deed of Trust attached hereto as Exhibit A and made a part hereof, covering the real property (together with all improvements) described therein and as recorded the jurisdiction set forth therein (collectively, the "Collateral").

   This transfer is made to secure the payment of and obligations under that certain Loan and Security Agreement, dated as of October 31, 1997, as amended by that certain First Amendment to Loan and Security Agreement, dated as of March 12, 1999, entered into by Debtor, FFP Partners, L.P., Direct Fuels, Inc. and FFP Marketing Company, Inc. ("Debtor Parties") and Secured Party (as amended, the "Loan Agreement"). Upon full payment of the principal, interest, and any other fees, expenses and costs and the performance of all obligations under the Loan Agreement by Debtor Parties (collectively, the "Obligations"), this transfer shall be null and void and the Collateral, together with the liens, rights, title, equities and interests securing the same, shall, at the expense of Debtor, be re-transferred, without warranty or recourse, to Debtor by Secured Party.

   In the event of default in the payment or performance of any of the Obligations hereby secured, in accordance with the terms of the Loan Agreement, Secured Party may elect to declare the entire indebtedness hereby secured immediately due and payable without presentment, demand or notices of any kind.

   In the event of default in the payment of any indebtedness hereby secured when due or declared due, Secured Party shall have the right to sell the Collateral at a public sale to the highest bidder for cash at the courthouse door of the county of Secured Party's address hereinabove stated, after having given notice of the time, place and terms of such public sale by posting a written or printed notice of said sale at the courthouse door of said county at least ten (10) days before the day of sale and after sending reasonable notice to Debtor and to such other person or persons legally entitled thereto under the Uniform Commercial Code of Texas, of the time and place of the public sale, and Secured Party shall transfer to the purchaser at such sale the Collateral, together with all liens, rights, titles, equities and interests in and to the above described property securing the payment thereof, and the recitals in such transfer shall be prima facie evidence of the truth of the matters therein stated and all prerequisites to such sale required hereunder and under the laws of Texas shall be presumed to have been performed. The proceeds of the sale shall be applied, first, to the reasonable expenses of the sale and, then, toward the payment of the principal, interest and attorney's fees due and unpaid upon the Loan Agreement hereby secured, rendering the balance, if any, and surplus, if any, to the person or persons legally entitled thereto under the Uniform Commercial Code of Texas.

   Secured Party, in addition to the rights and remedies provided for in the preceding paragraph, shall have all the rights and remedies of a Secured Party under the Uniform Commercial Code of Texas and Secured Party shall be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness hereby secured and the foreclosure of the Security Interest created hereby and the resort to any remedy provided hereunder or provided by the Uniform Commercial Code of Texas, or by any other law of Texas, shall not prevent the concurrent employment of any other appropriate remedy or remedies.

   The requirement of reasonable notice to Debtor of the time and place of any public sale of the Collateral, or of the time after which any private sale or any other intended disposition thereof is to be made, shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this instrument, at least five (5) days before the date of any public sale or at least five (5) days before the time after which any private sale or other disposition is to be made.

   Secured Party may remedy any default under the Loan Agreement, without waiving the same, or may waive any default without waiving any prior or subsequent default.

   The security interest herein created shall not be affected by or affect any other security taken for the indebtedness hereby secured, or any part thereof, and any extensions may be made of the indebtedness hereby secured without affecting the priority of this security interest or the validity thereof with reference to any third party, and the holder of the indebtedness hereby secured shall not be limited by any election of remedies if the holder chooses to foreclose this security interest by suit.

   In the event of default by Maker in the performance of its obligations under the Note, Debtor hereby appoints Secured Party as Debtor's attorney-in-fact to exercise, in Debtor's place and stead, any and all rights granted to Debtor under any deed of trust or other agreement, document and/or instrument securing the Note, including, without limitation, the Deeds of Trust listed on Exhibit A. Any action taken on or by the Secured Party in connection with the provisions of this paragraph shall be deemed to have been taken upon the instructions of and for the benefit of Debtor, and persons dealing with the Secured Party are hereby entitled to rely on this statement.

   The law governing this secured transaction shall be the Uniform Commercial Code as adopted in the State of Texas and other applicable laws of Texas (other than its conflicts of laws principles). All terms used herein that are defined in the Uniform Commercial Code of Texas shall have the same meaning herein as in said Code.

Executed as of March 12, 1999.

                                    FFP OPERATING PARTNERS, L.P.

                                    By:   FFP Operating LLC,
                                          its General Partner


                                          By:/s/Craig Scott
                                                Craig Scott
                                                Vice President

STATE OF TEXAS
COUNTY OF DALLAS

   Before me, the undersigned authority, on this day personally appeared Craig Scott, an authorized officer of FFP Operating LLC, general partner of FFP Operating Partners, L.P., a Delaware limited liability partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.

   Given under my hand and seal of office on this 12th day of March, 1999.



                               Notary Public in and for the State of Texas

My commission expires: